Exhibit 10.27Z

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

First Amendment to Encompass Addendum

to the

CSG Master Subscriber Management System Agreement

between

CSG Systems, Inc.

and

Comcast Cable Communications Management, LLC

This First Amendment to Encompass Addendum (“Amendment”) is effective as of the date of the last Party’s signature below (the “Amendment Effective Date”) and is by and between CSG Systems, Inc. (“CSG”) and Comcast Cable Communications Management, LLC (“Customer”). CSG and Customer may sometimes be hereinafter referred to individually as a “Party” and/or collectively as the “Parties”.

RECITALS

WHEREAS, CSG and Customer are parties to that certain Encompass Addendum (CSG Doc. #50011.0) effective as of June 17, 2024 (the “Encompass Addendum”) and that certain Encompass Order Document (CSG Doc. #50034.0) effective as of June 20, 2024 (the “Encompass Order Document”) that prescribes the fees, terms and conditions by which CSG agreed to provide Customer a specialized licensed software offering known as CSG Encompass and related Services as prescribed by such Encompass Addendum and Encompass Order Document.

WHEREAS, the Encompass Addendum and the Encompass Order Document were entered into pursuant to the terms of that certain CSG Master Subscriber Management System Agreement (CSG Doc. #4131273) entered into between the Parties with an effective date of January 1, 2020, as amended to date (the “Agreement”).

WHEREAS, CSG and Customer desire to amend the Encompass Addendum to clarify the terms and conditions upon which certain [******] software components will be procured by Customer through CSG and be [******* ** ******** ***** ***** ********] as such term is defined in the Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, CSG and Customer agree to the following as of the Amendment Effective Date:

1.
Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Encompass Addendum, Encompass Order Document and the Agreement.

2.
Amendments to Encompass Addendum. As of the Amendment Effective Date, the Encompass Addendum is amended as follows:

2.1
Section 3.6 (entitled “Embedded Third Party Software”) of Attachment 3 to Encompass Addendum (General Terms and Conditions) shall be deleted in its entirety and replaced with the following:

3.6 Embedded Third Party Software. The [******] software components described in Attachment 1 – Description, which is distributed by CSG to Customer together with the CSG Licensed Offering under this Encompass Addendum, is sublicensed to Customer on a non-exclusive and non-transferable basis, to use in object code form only at the Site. In its use of such [******] software, Customer agrees to be bound by the terms of the [******] EULA identified in Exhibit A of Attachment 1 and further agrees to execute any additional documents that the licensor may reasonably require enabling CSG to deliver and Customer to use the [******] software. Such [******] software shall be [******* ** ******** ***** ***** ********] as such term in defined in the Agreement.

2.2
Subsection 1.7 of Section 2 (CSG Encompass – Support Services) of Attachment 4 to Encompass Addendum (Support Services Terms and Conditions) shall be deleted in its entirety and replaced with the following:

1.7  Customer acknowledges that the [********** **** *** ***** ** ******* * ** ********** *] may be impacted in certain limited scenarios where CSG cannot feasibly or commercially reasonably create a [********** ****** ****** *** *** ********] and is therefore [******* ** * ****** **** *** *****/******** ** *** ******] software that is being distributed by CSG to Customer together with the CSG Licensed Offering under this Encompass Addendum.

2.3
Attachment 1 to Encompass Addendum (Description) shall be deleted in its entirety and replaced with Attachment 1 to Encompass Addendum (Description) which is attached hereto as Amendment Exhibit A.

2.4
Appendix A of Exhibit A ([******] EULA) of Attachment 1 to Encompass Addendum (Description) shall be deleted in its entirety and replaced with Appendix A to Exhibit A ([******] EULA) of Attachment 1 to Encompass Addendum (Description) which is attached hereto as Amendment Exhibit B.

3.
Encompass Addendum Remains in Effect. Except as amended and modified in this Amendment, the terms and conditions of the Encompass Addendum remain in full force and effect.

4.
Counterparts and Facsimile. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. A document signed, scanned and transmitted electronically and verifiably is to be treated as an original and shall have the same binding effect as an original signature on an original document.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

COMCAST CABLE COMMUNICATIONS MANAGEMENT, LLC (“CUSTOMER”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Deepak Bharathan	By: /s/ Michael J Woods
Name: Deepak Bharathan	Name: Michael J. Woods
Title: Vice President, Procurement	Title: President, CMT
Date: 12-Sep-24	Date: 12-Sep-24

Amendment Exhibit A

Attachment 1

to

Encompass Addendum

DESCRIPTION

Terms capitalized in this Attachment 1 have the meaning given to them in this Encompass Addendum or the Agreement.

CSG Licensed Offering and Embedded Third Party Software
CSG Licensed Offering and Version

The CSG Licensed Offering is CSG Encompass, version [**], and only the modules identified below, which is being bundled with the [****** ********] identified in this Attachment 1 (together, the CSG Licensed Offering and such [****** ********] are collectively referred to as “Singleview Plus”):

•
[********** ******* ******]
•
[******** ******* (******* ****) ******]

Embedded Third Party Software

[****** *********** ****]

[****** ******** ********* ********** ****]

[****** **** *********** ********]

[****** ************]

[****** ***** ********]

[****** ****** ]

[****** ****** ******** *********** ****]

[****** ****** ****]

[****** ******** ********** *******]

[****** ****** **** *****]

[****** ******** ********]

[****** ******** *****]

Customer agrees to be bound by the terms of the [******] EULA identified in Exhibit A of Attachment 1 to this Encompass Addendum.

Territory	Customer shall be entitled to use the standard CSG Licensed Offering identified above solely for Customer’s business in the following Territory: [****** ******]
License Term

Upon the mutual execution of the Encompass Order Document, Customer shall be entitled to use the CSG Licensed Offering for the License Term. The License Term commences upon the [********* ***** ********* ****] (as defined in the Encompass Order Document) and remains in effect through [******** **, ****].

Site	The Site of the CSG Licensed Offering shall be at the following physical location: Hosted in cgs-comcast.com and [******-*********** ***** *** *****] environments hosted in [*** **].
License Unit Volumes	The Software License under this Encompass Addendum is limited to allow the processing of the following maximum number of Service Units: [***,***] Service Units.

Amendment Exhibit B

Appendix A

to

Exhibit A of Attachment 1

[****** ********]:

[****** *********** ****]

[****** ******** ********* ********** ****]

[****** **** *********** ********]

[****** ************]

[****** ***** ********]

[****** ******]

[****** ****** ******** *********** ****]

[****** ****** ****]

[****** ******** ********** *******]

[****** ****** **** *****]

[****** ******** ********]

[****** ******** *****]

CSG Licensed Offering: Encompass Version [**]